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                                                                    EXHIBIT 10.1

                                    FORM OF
                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (this "Agreement") is dated June __, 2004 between _________________ ("Purchaser") and Alteon Inc. ("Company"). The parties hereto agree as follows:

      The Purchaser shall buy and the Company shall sell ___________ shares ("Shares") of the Company's Common Stock at a price of $1.00 per share for a total amount of $____________.

      The Shares and Additional Shares (as hereinafter defined) have been registered on a registration statement on Form S-3, File No. 333-106048, which was declared effective by the Securities and Exchange Commission on June 12, 2003 and amended by a post-effective amendment that was declared effective by the Securities and Exchange Commission on April 7, 2004. A final prospectus and prospectus supplement relating to the offering of the Shares (together, the "Prospectus") and the Additional Shares (the "Offering") will be delivered to the Purchaser prior to or promptly after the closing of the purchase and sale of the Shares (the "Closing"). The Shares are free of restrictive legends and are free of any resale restrictions.

      The Purchaser represents and warrants to the Company:

            (a) The Purchaser is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of __________________.

            (b) The Purchaser has the requisite corporate (or other entity) power and authority to enter into and perform this Agreement and to purchase the Shares in accordance with the terms hereof.

            (c) In making its investment decision in this offering, the Purchaser and its advisors, if any, have relied solely on the Company's public filings as filed with the Securities and Exchange Commission.

      Approval of the Shares for listing on the American Stock Exchange ("Amex") shall be a condition to the Closing and the Company shall have no obligation to consummate the sale of the Shares until such approval is obtained. The Closing is expected to occur on or about July 2, 2004, or as soon thereafter as such approval has been obtained. The Company will give notice of the date of Closing to the Purchaser not less than one (1) Business Day (as hereinafter defined) before the Closing.

      The Purchaser and the Company acknowledge and agree that (i) the Offering is for up to a number of shares of the Company's Common Stock in excess of 19.9% of the Company's outstanding Common Stock prior to the transaction contemplated hereby and (ii) the Company will not issue shares of its Common Stock with respect to this transaction under circumstances that would require the approval of its stockholders pursuant to applicable Amex rules without obtaining such approval.

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                                       2

      The Purchaser shall wire the purchase amount to the Company to the account set forth below.

COMPANY WIRE TRANSFER INSTRUCTIONS:

      The Company shall cause its transfer agent to transmit the Shares electronically to the Purchaser by crediting the account set forth below through the Deposit Withdrawal Agent Commission system.

PURCHASER DWAC INSTRUCTIONS:

      In addition, the Purchaser shall have the right at its option to purchase, and the Company agrees to sell, _____________ (1)shares of the Company's Common Stock (the "Additional Shares") at a price of $1.50 per share, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement. Such Additional Shares shall be sold at an additional closing (the "Additional Closing"), which shall take place (i) three
(3) Business Days (as defined below) after the satisfaction of all of the conditions set forth in the following paragraph or (ii) at such other time and date as the Purchaser and the Company mutually determine.

      Notwithstanding the foregoing, the Company shall be obligated to sell the Additional Shares, and the Additional Closing shall occur, if, and only if, (i) the Purchaser has delivered a notice in the form attached hereto (an "Additional Closing Notice") to the Company prior to December 31, 2004, (ii) the Company has received approval of the Additional Shares for listing on Amex prior to December 31, 2004, (iii) prior to December 31, 2004 the Company has received additional closing notices in a form substantially similar to the Additional Closing Notice from purchasers in the Offering with respect to an aggregate of not less than a number of shares of the Company's Common Stock (including the Additional Shares) equal to 40% of the shares of the

--------------
(1) 40% of the Shares
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                                       3

Common Stock previously issued to the purchasers in the Offering and (iv) the sale of the Additional Shares does not require the approval of the Company's stockholders pursuant to applicable Amex rules. The term "Business Day" shall mean (a) any day on which trading occurs on Amex (or any successor thereto), or
(b) if trading does not occur on Amex (or any successor thereto), any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed. The Company may waive the condition set forth in subparagraph (iii) above if it determines that it may sell the Additional Shares without obtaining approval of the Company's stockholders pursuant to applicable Amex rules without satisfaction of such condition.

      Notwithstanding anything herein to the contrary, if the condition in clause (iii) is not met, the Purchaser shall have the right to purchase up to a number of shares of the Company's Common Stock (or pro-rata share of such number as described in the following sentence) equal to the number of shares of the Company's Common Stock required to meet such condition (the "Excess Shares"). If purchasers in the Offering other than the Purchaser exercise the right accorded them to purchase a portion of the Excess Shares, the Purchaser will be entitled to purchase a pro rata portion of the Excess Shares based upon the ratio of the Shares to the shares purchased by such other purchasers at the Closing (as such term is defined in the stock purchase agreements between the Company and such other purchasers in the Offering). The Purchaser may exercise this right by indicating in paragraph 2 of the Additional Closing Notice the number of Excess Shares that it wishes to purchase. At the Additional Closing the Purchaser will buy, and the Company will sell to the Purchaser, the Excess Shares or a pro rata portion thereof as determined in accordance with this paragraph. The Company will give notice of the date of the Additional Closing and the number of Excess Shares allocated to the Purchaser not less than one (1) Business Day before the Additional Closing.

      At the Additional Closing, the Purchaser shall wire the purchase amount to the Company for the Company's Common Stock being purchased to the account set forth above and the Company shall cause its transfer agent to transmit the Additional Shares and the portion of the Excess Shares being purchased, if any, electronically to the Purchaser by crediting the account set forth above through the Deposit Withdrawal Agent Commission system. A final prospectus and prospectus supplement relating to the offering of the Additional Shares will be delivered to the Purchaser prior to or promptly after the Additional Closing.

      The Additional Closing Notice and all other communications hereunder shall be in writing and shall be deemed to have been given on the date delivered by hand, sent by facsimile transmission, or mailed certified mail, return receipt requested, if to the Purchaser, to the address set forth on the signature page of this Agreement, and if to the Company, to 6 Campus Drive, Parsippany, NJ 0705, Facsimile (201) 934-8880, Attention: Kenneth I. Moch. Either party to this Agreement may change such address for notices by sending to the other party written notice of a new address for such purpose.

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                                       4

      The Company shall, by 8:30 a.m. Eastern time on the Business Day following the date hereof, issue a press release disclosing the material terms of the transaction contemplated hereby.

      The Purchaser may not assign or otherwise transfer this Agreement or its rights hereunder without the consent of the Company.


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                                       5

AGREED AND ACCEPTED:

                       Alteon Inc.

                       By:______________________________________
                       Name:
                       Title:

                       PURCHASER:

                       By:______________________________________
                       Name:
                       Title:

                       Address:  _______________________________

                                 _______________________________

                       Facsimile No.:  _________________________


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                                       6

                            ADDITIONAL CLOSING NOTICE

      1. Additional Shares. The undersigned hereby irrevocably elects to purchase ___________ shares of Common Stock of Alteon Inc. (the "Company") on the terms and conditions set forth in the attached Stock Purchase Agreement.
NOTE: THE NUMBER OF SHARES MAY NOT EXCEED THE NUMBER OF ADDITIONAL SHARES AS SET FORTH IN SUCH STOCK PURCHASE AGREEMENT.

      2. Excess Shares. The undersigned hereby irrevocably elects to purchase up to an additional _______ shares of Common Stock of the Company on the terms and conditions set forth in the attached Stock Purchase Agreement.

      3. Confirmation of Representations and Warranties. The undersigned hereby confirms that the representations and warranties made in the Stock Purchase Agreement with respect to the undersigned's acquisition of the Shares are true and correct with respect to the undersigned's acquisition of the Additional Shares.

Dated:____________, 2004

                                         Signature:

                                         __________________________

                                         Address:

                                         __________________________

                                         __________________________


                                         Facsimile No:_____________